                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 27, 2007

                               ONE IP VOICE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-15938                 06-1205743
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

       22 Prestige Park Circle, East Hartford, CT                06108-3728
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (860) 610-6000


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

On December 13, 2006, the Company, and its subsidiary OIPV Corp., a Delaware corporation (such subsidiary, together with the Company, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Connecticut, Hartford, Connecticut (the "Bankruptcy Court").

The Bankruptcy Court assumed jurisdiction over the assets of the Debtors as of the date of the filing of the bankruptcy petition. The Debtors remain in possession of their assets, and continue to manage and operate their business and properties, as debtors-in-possession, subject to the provisions of the Bankruptcy Code and the supervision and orders of the Bankruptcy Court.

There can be no assurance that the Debtors can remain as debtors-in-possession and that a trustee will not be appointed to operate the business of the Debtors. Furthermore, there can be no assurance that the Debtors will retain control of their assets during the pendency of the bankruptcy case. The Debtors' current business relationships and arrangements, and Debtors' ability to negotiate future business arrangements may be adversely affected by the filing of the bankruptcy petition by the Debtors.

ITEM 7.01. REGULATION FD DISCLOSURE

On February 27, 2007, the Debtors filed with the Bankruptcy Court as required by the Bankruptcy Code amended consolidated monthly operating reports for the four week period ending December 31, 2006 (the "MOR").

The Company is required to file the MOR with the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C. The MOR should be read in conjunction with the Company's second and third quarter fiscal 2006 Form 10-Qs that were filed with the SEC on August 14 and November 20, 2006, respectively. The MOR is not audited and will not be subject to audit or review by the Company's external auditors on a stand-alone basis at any time in the future. The MOR does not include certain quarterly and year-to-date adjustments reflected upon review of major asset and liability accounts prior to the Company's filing of its quarterly and annual financial statements with the SEC. The information contained in the MOR is subject to additional qualifications and limitations as described in the Explanatory Notes to the MOR and readers are advised to read and consider such qualifications and limitations carefully. Accordingly, the Company cautions readers not to place undue reliance upon the information contained in the MOR. Readers are also cautioned to refer to the risk factors contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which addresses risks that could adversely affect our financial condition, results of operations and cash flows. For these reasons, the financial information contained in the report furnished today is not indicative of the Company's financial condition or operating results on a basis consistent with generally accepted accounting principles in the United States.

The foregoing description of the MOR is not intended to be complete and is qualified in its entirety by reference to the MOR attached hereto as Exhibit
99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under the heading Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time including the continued use of cash collateral; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of the reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with the Company's restructuring process, including the risks associated with the sale of certain assets to achieve the desired results; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, energy and employee wages and benefits; risks associated with price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees; changes in general economic and business conditions, the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors.

These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ITEM 9. 01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1 Monthly Operating Reports Filed with the Bankruptcy Court on February 27, 2007


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONE IP VOICE, INC.

                                       By: /s/ Frederick Robertson
                                           ------------------------------------
                                           Frederick Robertson
                                           Chief Executive Officer

Date: March 14, 2007